UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2014

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	0-16633	43-1450818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri	63131
(Address of Principal Executive Offices)	(Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2014, and November 19, 2014, The Jones Financial Companies, L.L.L.P. (the “Partnership”), filed amendments to its Nineteenth Restated Certificate of Limited Partnership (the “Amendments”) with the Missouri Secretary of State to reflect the withdrawals and admissions of certain general partners. Specifically, the Amendments reflect the admission of a new general partner of the Partnership, effective October 1, 2014; and, the contribution of five current general partners’ interests to revocable living trusts, effective on October 1, 2014, October 2, 2014, October 21, 2014, November 3, 2014, and November 14, 2014, respectively.

The foregoing description of the Amendments is qualified in its entirety by reference to the complete text of the Amendments, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

In the Matter of Edward D. Jones & Co., L.P. Municipal Bond Pricing. As previously disclosed, on April 27, 2012, the Securities and Exchange Commission’s (“SEC”) Division of Enforcement informed Edward D. Jones & Co., L.P. (“Edward Jones”), the Partnership’s principal operating subsidiary, that it had commenced an investigation into Nebraska Public Power District’s (“NPPD”) Taxable Build America Bonds (“BAB”), which formed part of NPPD’s 2009 General Revenue Bonds offering. Edward Jones was a co-manager of that offering. The SEC’s investigation inquired into whether Edward Jones and others may have engaged in possible violations of the Securities Act of 1933, the Securities Exchange Act of 1934, and Municipal Securities Rulemaking Board Rules. In January 2013, the SEC commenced an investigation that subsumed the one just described, relating more generally to municipal bond pricing at issuance and inquiring into the same types of possible violations. In August 2013, the SEC’s Division of Enforcement informed Edward Jones that it was requesting certain additional information growing out of a 2010 examination conducted by the SEC’s Office of Compliance Inspections and Examinations relating to the firm’s secondary trading of municipal bonds. On October 30, 2013, the Special Inspector General for the Troubled Asset Relief Program issued a subpoena to Edward Jones requesting documents relating to certain BAB transactions and informed Edward Jones that it is in the process of reviewing these issues. Consistent with its practice, Edward Jones is cooperating fully with the SEC in an effort to resolve the matter and with the Special Inspector General with respect to its investigation. No assurance can be given as to how or when these matters will be resolved and/or concluded.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Third Amendment of Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P., dated October 22, 2014.

3.2	Fourth Amendment of Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P., dated November 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.

Date: December 16, 2014	By:	/s/ Kevin D. Bastien
	Name:	Kevin D. Bastien
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amendment of Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P., dated October 22, 2014.

3.2	Fourth Amendment of Nineteenth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P., dated November 18, 2014.